         The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Syndicate Desk at (212) 723-6171.

         Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.


                            [CITIGROUP LOGO OMITTED]

                           [GMAC RFC GRAPHIC OMITTED]






--------------------------------------------------------------------------------
RMBS NEW ISSUE TERM SHEET


$1,450,000,000 CERTIFICATES (APPROXIMATE)


HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2003-KS11


RASC SERIES 2003-KS11 TRUST
Issuer


RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor


RESIDENTIAL FUNDING CORPORATION
Master Servicer




DECEMBER 10, 2003












The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

                                                          RASC SERIES 2003-KS11
                                                          ---------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                            Certificates(1)(2)
                                                                                  Expected
                                                                                  Principal        Final           Expected
                                                                   Expected        Window        Scheduled         Ratings
                    Loan      Expected     Interest  Principal     WAL (yrs)        (mos)       Distribution      (Moody's /
     Class         Group    Size ($) (1)      Type      Type       CALL/MAT       CALL/MAT        Date (9)        S&P/Fitch)
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------

A-I-1(3)(6)           I    138,000,000      Floating    SEQ       0.90/0.90       1-21/1-21      11/25/2021      Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-I-2(3)(6)           I    56,000,000        Fixed      SEQ       2.10/2.10      21-31/21-31     12/25/2025      Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-I-3(3)(6)           I    44,000,000        Fixed      SEQ       3.00/3.00      31-45/31-45     3/25/2029       Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-I-4(3)(6)           I    47,200,000        Fixed      SEQ       5.00/5.00      45-92/45-92     3/25/2032       Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-I-5(3)(5)(6)        I    24,400,000        Fixed      SEQ       8.53/11.69    92-103/92-221    1/25/2034       Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-I-6(3)(6)(7)        I    34,400,000        Fixed      NAS       6.49/6.64     38-103/38-219    1/25/2034       Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
M-I-1(3)(6)(10)       I    24,000,000        Fixed      MEZ       5.73/6.30     37-103/37-180    1/25/2034        Aa2/AA/AA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
M-I-2(3)(6)(10)       I    17,000,000        Fixed      MEZ       5.73/6.23     37-103/37-165    1/25/2034         A2/A+/A
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
M-I-3(3)(6)(10)       I    15,000,000        Fixed      MEZ       5.73/6.08     37-103/37-146    1/25/2034      Baa2/BBB+/BBB
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
A-II-A(4)(5)(6)(8)  II-A   438,375,000      Floating Pass-Thru                            *Not Offered*
----------------- -------- --------------- --------- ----------- ----------------------------------------------------------------
A-II-B(4)(5)(6)     II-B   438,375,000      Floating Pass-Thru    2.16/2.31      1-69/1-149      1/25/2034       Aaa/AAA/AAA
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
M-II-1(4)(5)(6)(10)  II    73,500,000       Floating    MEZ       4.33/4.69     41-69/41-123     1/25/2034        Aa2/AA/AA+
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
M-II-2(4)(5)(6)(10)  II    57,750,000       Floating    MEZ       4.17/4.48     39-69/39-110     1/25/2034         A2/A+/A+
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------
M-II-3(4)(5)(6)(10)  II    42,000,000       Floating    MEZ       4.10/4.26      37-69/37-93     1/25/2034      Baa2/BBB+/BBB+
----------------- -------- --------------- --------- ----------- ------------- ---------------- ------------- -------------------

--------------------------------------------------------------------------------
 STRUCTURE:
 ----------

 (1) The size is subject to a permitted variance in the aggregate of plus or minus 5%.

 (2) The Offered Certificates will be priced to the related Optional Termination Date and the applicable Pricing Speed for the related loan group.

 (3) Loan group I pricing speed of 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter).

 (4) Loan group II pricing speed of 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

 (5) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin on the second Distribution Date after the first possible related Optional Termination Date.

 (6)   The Offered Certificates may be subject to the applicable Net WAC Cap
       Rate.

 (7)   Principal Lockout Bond.

 (8)   Not offered hereby but will be offered via the prospectus.

 (9) For the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no excess Cash Flow on any distribution date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in the related loan group.

 (10) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the Stepdown Date.
--------------------------------------------------------------------------------


     The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


------------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Summary of Terms
--------------------------------- --------------------------------------------------------------------------------------------------
TITLE OF SECURITIES:              RASC Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS11

ISSUER:                           RASC Series 2003-KS11 Trust

OFFERED CERTIFICATES:             Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4
                                  Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I
                                  Certificates"); Class A-II-A Certificates and Class A-II-B Certificates (the "Class A-II
                                  Certificates").

                                  The Class A-I Certificates and the Class A-II
                                  Certificates are referred to herein as the "Class A Certificates".

                                  Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the "Class M-I
                                  Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates
                                  (the "Class M-II Certificates").

                                  Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2
                                  Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3
                                  Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates").

                                  The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M
                                  Certificates".

                                  The Class A Certificates and the Class M Certificates are referred to herein as the "Offered
                                  Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A
                                  Certificates are not being offered hereby.

MASTER SERVICER:                  Residential Funding Corporation

SUB-SERVICER:                     The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 77.79% of the
                                  Mortgage Loans in Loan Group I and 91.88% of the Mortgage Loans in Loan Group II.

TRUSTEE:                          JPMorgan Chase Bank

DEPOSITOR:                        Residential Asset Securities Corporation, an affiliate of Residential Funding Corporation

JOINT LEAD MANAGERS:              Citigroup Global Markets Inc. and Banc of America Securities LLC

CO-MANAGERS:                      Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., and Residential Funding
                                  Securities Corporation

STATISTICAL CUT-OFF DATE:         November 1, 2003

CUT-OFF DATE:                     December 1, 2003

CLOSING DATE:                     On or about December 30, 2003

DISTRIBUTION DATES:               The 25th day of each month (or the next business day), commencing in January 2004.

FORM OF CERTIFICATES:             The Offered  Certificates  will be available in book-entry  form through DTC,  Clearstream and
                                  Euroclear.
--------------------------------------------------------------------------------------------------------------------------------


    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


---------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       Summary of Terms (Continued)
---------------------------------------------------------------------------------------------------------------------------------
MINIMUM DENOMINATIONS:            The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2
                                  Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

TAX STATUS:                       The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:                The Offered Certificates MAY BE eligible for purchase by employee benefit plans or other retirement arrangements that are subject to ERISA or Section 4975 of the Internal Revenue
                                  Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such
                                  Offered Certificates.

SMMEA ELIGIBILITY:                NONE of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL TERMINATION DATE:        If the aggregate principal balance of either Loan Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master
                                  Servicer may terminate the trust with respect to that loan group.

EXPENSE FEE RATE:                 With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such
                                  Mortgage Loan. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no sub-servicer.

MORTGAGE LOANS:                   The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens (94.74%)
                                  and second liens (5.26%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

                                  Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group
                                  II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $322,700 if a single family property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-family property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-family property (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-family property (or
                                  $930,750 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

PREPAYMENT ASSUMPTION:            Loan Group I: 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase to
                                  23% CPR by month ten, and remain constant at 23% CPR thereafter).

                                  Loan Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month
                                  22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

NET MORTGAGE RATE:                With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

MAXIMUM NET MORTGAGE RATE:        With respect to any Mortgage  Loan in Loan Group II, the maximum  mortgage  rate thereon minus the Expense Fee Rate.
---------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       Summary of Terms (Continued)
----------------------------------------------------------------------------------------------------------------------------------
GROUP I NET WAC CAP RATE:         With respect to any Distribution Date, a per annum rate equal to the weighted average of the
                                  Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which that Distribution Date occurs.

CLASS A-I-1 NET WAC CAP RATE:     The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP I  NET WAC CAP SHORTFALL:   With respect to each class of Class A-I Certificates and Class M-I Certificates, and any
                                  Distribution Date on which the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate
                                  in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC
                                  Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap
                                  Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates).

GROUP I NET WAC CAP SHORTFALL     With respect to each class of Class A-I Certificates and Class M-I Certificates and any
CARRY-FORWARD AMOUNT:             Distribution Date, an amount equal to any unpaid Group I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance has been reduced to zero for such class.

GROUP II NET WAC CAP RATE:        The pass-through rates of the Class A-II Certificates and Class M-II Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Loan Group II Mortgage Loans as of the end of the
                                  calendar month immediately preceding the month in which such distribution date occurs and (ii)
                                  a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP II BASIS RISK SHORTFALL:    With respect to each class of Class A-II Certificates and Class M-II Certificates, and any
                                  Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group
                                  II Net WAC Cap Rate did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

GROUP II BASIS RISK SHORTFALL     With respect to each class of Class A-II Certificates and Class M-II Certificates, and any
CARRY-FORWARD AMOUNT:             Distribution Date, an amount equal to any unpaid Group II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate did not exceed the Group II weighted average Maximum Net
                                  Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the
                                  Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance has been reduced to zero for such class.

RELIEF ACT SHORTFALLS:            With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Soldiers' and Sailors' Civil Relief Act of 1940. Relief Act Shortfalls will be covered by available excess cash flow in the current period as described under "Excess Cash
                                  Flow Distributions". Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.
--------------------------------- ------------------------------------------------------------------------------------------------


    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                       Summary of Terms (Continued)
---------------------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL PERIOD:          Class A-I-1 Certificates, Class A-II Certificates and Class M-II Certificates: From and
                                  including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through
                                  A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current
                                  Distribution Date on a 30/360 basis.

ELIGIBLE MASTER SERVICING         With respect to any Distribution Date in the respective loan group, the lesser of (i)
COMPENSATION:                     one-twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee
                                  payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

COUPON STEP UP:                   If the Master Servicer does not purchase the remaining Loan Group I Mortgage Loans on the first possible related Optional Termination Date, the pass-through rate on the Class A-I-5
                                  Certificates will increase by 0.50% per annum on the second Distribution Date following that
                                  Optional Termination Date. If the Master Servicer does not purchase the remaining Loan Group
                                  II Mortgage Loans on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.
----------------------------------------------------------------------------------------------------------------------------------


   The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          Credit Enhancement
----------------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT:               Credit enhancement is provided by the following:

                                  (1)   Excess Cash Flow;

                                  (2)   Overcollateralization;

                                  (3)   Cross-collateralization; and

                                  (4)   Subordination.

CREDIT SUPPORT PERCENTAGE:
                                                     LOAN GROUP I                                   LOAN GROUP II
                                                     ------------                                   -------------
                                                    Initial Credit   After Stepdown             Initial Credit   After Stepdown
                                                    --------------   --------------             --------------   --------------
                                        Class           Support          Support        Class       Support          Support
                                        -----           -------          -------        -----       -------          -------
                                          A              14.00%           34.70%          A        16.50%           37.60%

                                         M-1             8.00%            22.70%         M-1        9.50%           23.60%

                                         M-2             3.75%            14.20%         M-2        4.00%           12.60%

                                         M-3             0.00%            6.70%          M-3        0.00%            4.60%

                                  For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related
                                  Stepdown Date is inclusive of the OC Target

SUBORDINATION PERCENTAGE:                            LOAN GROUP I                                   LOAN GROUP II
                                                     ------------                                   -------------
                                        Class            Subordination Percentage       Class        Subordination Percentage
                                        -----            ------------------------       -----        ------------------------
                                          A                      65.30%                   A                  62.40%

                                         M-1                     77.30%                  M-1                 76.40%

                                         M-2                     85.80%                  M-2                 87.40%

                                         M-3                     93.30%                  M-3                 95.40%

EXCESS CASH FLOW:                 For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and
                                  (b) any related overcollateralization reduction amounts. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

OVERCOLLATERALIZATION AMOUNT:     The overcollateralization ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates in the manner described under
                                  "Excess Cash Flow Distributions", resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related
                                  Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required
                                  Overcollateralization Target Amount ("OC Target"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied as accelerated principal payments on the January 2004
                                  Distribution Date with respect to both loan groups.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.

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

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         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Credit Enhancement (Continued)
----------------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION TARGET      With respect to any Distribution Date and Loan Group I (i) prior to the related Stepdown Date,
AMOUNT:                           an amount equal to 3.35% of the aggregate initial principal balance of the Mortgage Loans in
                                  Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.70% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date. With respect to any Distribution Date and Loan Group
                                  II (i) prior to the related Stepdown Date, an amount equal to 2.30% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related
                                  Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.60% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y)
                                  the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR:      For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

STEPDOWN DATE:                    For each group of certificates, the earlier to occur of (1) the first Distribution Date on which the balance of the Class A Certificates has been reduced to zero or (2) the later to occur of (x) the Distribution Date in January 2007 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related
                                  Specified Enhancement Percentage.

SPECIFIED ENHANCEMENT             The Specified Enhancement Percentage is 34.70% for Loan Group I and 37.60% for Loan Group II.
PERCENTAGE:

SENIOR ENHANCEMENT PERCENTAGE:    For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution
                                  Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

TRIGGER EVENT:                    A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) [1.68] in the case of Loan
                                  Group I and [1.98] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency
                                  Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or
                                  (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:
----------------------------------------------------------------------------------------------------------------------------------



 The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         Credit Enhancement (Continued)
---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE REALIZED LOSS           DISTRIBUTION
PERCENTAGE:                        ------------
                                       DATES                    LOAN GROUP I                          LOAN GROUP II
                                       ------                   ------------                          -------------
                                  Months 37-48        [2.50]% with respect to Month 37,   [3.50]% with respect to Month 37, plus
                                                      plus an additional 1/12th of        an additional 1/12th of [2.00]% for
                                                      [1.50]% for each month thereafter   each month thereafter

                                  Months 49-60        [4.00]% with respect to Month 49,   [5.50]% with respect to Month 49, plus
                                                      plus an additional 1/12th of        an additional 1/12th of [1.75]% for
                                                      [1.50]% for each month thereafter   each month thereafter

                                  Months 61-72        [5.50]% with respect with respect   [7.25]% with respect to Month 61, plus an
                                                      to Month 61, plus an additional     additional 1/12th of[0.75]% for each
                                                      1/12th of [0.50]% for each          month thereafter
                                                      month thereafter

                                  Months 73 and       [6.00]%                             [8.00]%
                                  thereafter

SIXTY-PLUS DELINQUENCY            With respect to either loan group and any Distribution Date on or after the related Stepdown
PERCENTAGE:                       Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution
                                  Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Yield Maintenance Agreement
----------------------------------------------------------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II-A, Class A-II-B and the Class M-II Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in February
2004. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [6.75%]. The Yield Maintenance
Agreement will terminate after the Distribution Date in [December 2005].

                                                 YIELD MAINTENANCE AGREEMENT SCHEDULE

    DISTRIBUTION DATE      NOTIONAL BALANCE ($)    STRIKE RATE (%)     DISTRIBUTION DATE     NOTIONAL BALANCE ($)    STRIKE RATE (%)
        2/25/2004          [1,047,409,120]             [6.02]               2/25/2005          [842,423,864]            [5.98]
        3/25/2004          [1,042,530,151]             [6.46]               3/25/2005          [817,050,194]            [6.67]
        4/25/2004          [1,035,333,710]             [6.01]               4/25/2005          [792,436,092]            [5.97]
        5/25/2004          [1,025,803,909]             [6.23]               5/25/2005          [768,558,926]            [6.18]
        6/25/2004          [1,013,939,080]             [6.01]               6/25/2005          [745,396,737]            [5.96]
        7/25/2004            [999,752,400]             [6.22]               7/25/2005          [722,928,218]            [6.17]
        8/25/2004            [983,272,395]             [6.01]               8/25/2005          [701,132,694]            [5.94]
        9/25/2004            [964,543,322]             [6.00]               9/25/2005          [679,990,104]            [5.94]
       10/25/2004            [943,625,394]             [6.22]              10/25/2005          [659,480,984]            [6.15]
       11/25/2004            [920,594,859]             [6.00]              11/25/2005          [639,586,446]            [5.92]
       12/25/2004            [895,543,911]             [6.21]              12/25/2005          [603,137,261]            [6.12]
        1/25/2005            [868,580,424]             [5.99]
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                      Interest Distribution
----------------------------------------------------------------------------------------------------------------------------------
INTEREST DISTRIBUTIONS:           On each Distribution Date, accrued and unpaid interest (less any prepayment interest shortfalls not covered by the Eligible Master Servicing Compensation or Excess Cash Flow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group in the following order of priority:

                                  (i)   With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to
                                        Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates in the
                                        manner set forth below;

                                  (ii)  To the related Class M-1 Certificates;

                                  (iii) To the related Class M-2 Certificates; and

                                  (iv)  To the related Class M-3 Certificates.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Principal Distribution
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS:          For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

                                  (i)   To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balance of the related Class A Certificates is reduced to zero;

                                  (ii)  To the related Class M-1 Certificates, the related Class M-1 Principal Distribution
                                        Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

                                  (iii) To the related Class M-2 Certificates, the related Class M-2 Principal Distribution
                                        Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

                                  (iv)  To the related Class M-3 Certificates, the related Class M-3 Principal Distribution
                                        Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                Principal Distribution (Continued)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A PRINCIPAL DISTRIBUTIONS:  The Class A Principal Distribution Amount for Loan Group I will be distributed as follows:

                                  (i)   To the Class A-I-6 Certificates, the Class A-I-6 Lockout Distribution Amount for that
                                        Distribution Date, until the certificate principal balance thereof is reduced to zero;

                                  (ii)  To the Class A-I-1 Certificates, until the certificate principal balance thereof is reduced to zero;

                                  (iii) To the Class A-I-2 Certificates, until the certificate principal balance thereof is reduced to zero;

                                  (iv)  To the Class A-I-3 Certificates, until the certificate principal balance thereof is reduced to zero;

                                  (v)   To the Class A-I-4 Certificates, until the certificate principal balance thereof is reduced to zero;

                                  (vi)  To the Class A-I-5 Certificates, until the certificate principal balance thereof is reduced to zero; and

                                  (vii) To the Class A-I-6 Certificates, until the certificate principal balance thereof is reduced to zero.

                                  The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:

                                  (i)   Concurrently, the Class A-II-A Principal Distribution Amount will be distributed to the
                                        Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and the Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-B Certificates until the certificate principal balance thereof has been reduced to zero; and

                                  (ii)  Any remaining Class A-II-A Principal Distribution Amount will be distributed to the Class
                                        A-II-B Certificates until the certificate principal balance thereof has been reduced to zero and any remaining Class A-II-B Principal Distribution Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                  Excess Cash Flow Distributions
----------------------------------------------------------------------------------------------------------------------------------
EXCESS CASH FLOW DISTRIBUTIONS:   On any Distribution Date, the Excess Cash Flow for each loan group will be allocated in the following order of priority:

                                  (i)    To pay to the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal
                                         Distributions") incurred on the Mortgage Loans in that loan group for the preceding calendar month;

                                  (ii)   To pay to the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal
                                         Distributions") incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

                                  (iii)  To pay to the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related
                                         OC Target has been achieved;

                                  (iv)   To pay to the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions") until the OC
                                         Target for that non-related loan group has been achieved, to the extent not covered by
                                         Excess Cash Flow from that non-related loan group;

                                  (v)    To pay to the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by the related Eligible Master Servicing
                                         Compensation on that Distribution Date;

                                  (vi)   To pay to the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing
                                         Compensation or Excess Cash Flow from that non-related loan group on that Distribution
                                         Date;

                                  (vii)  To pay to the holders of the related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

                                  (viii) To pay to the holders of the non-related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

                                  (ix)   To pay to the holders of the related Class A Certificates, pro-rata, and then to the related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap
                                         Rate Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward
                                         Amounts, as applicable;
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                            Excess Cash Flow Distributions (Continued)
----------------------------------------------------------------------------------------------------------------------------------
                                  (x)    To pay to the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC
                                         Cap Rate Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall
                                         Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess
                                         Cash Flow from that non-related loan group;

                                  (xi)   To pay to the holders of the related Offered Certificates, pro rata based on Relief Act
                                         Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act
                                         Shortfall occurring in the current interest accrual period; (xii) To pay to the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cash
                                         Flow for that non-related loan group;

                                  (xiii) To pay to the holders of the related Class A Certificates, pro rata, and the related
                                         Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

                                  (xiv)  To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cash Flow for that non-related loan group; and

                                  (xv)   To pay to the holders of the related Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                           Definitions
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:      For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

GROUP A-II-A INTEREST             With respect to any Distribution Date, the portion of the available distribution amount for that
REMITTANCE AMOUNT:                Distribution Date attributable to interest received or advanced with respect to the Group II-A
                                  Mortgage Loans.

GROUP A-II-B INTEREST             With respect to any Distribution Date, the portion of the available distribution amount for that
REMITTANCE AMOUNT:                Distribution Date attributable to interest received or advanced with respect to the Group II-B
                                  Mortgage Loans.

CLASS A-II INTEREST               With respect to the Class A-II Certificates and any Distribution Date, the amount available for
DISTRIBUTION AMOUNT:              payment of accrued and unpaid interest, in the following amounts and priority:

                                  o     First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest
                                        Remittance Amount and to the Class A-II-B Certificates from the Group A-II-B Interest
                                        Remittance Amount;

                                  o     Second, concurrently, to the Class A-II-A Certificates from the Group A-II-B Interest
                                        Remittance Amount and to the Class A-II-B Certificates from the Group A-II-A Interest
                                        Remittance Amount after taking into account clause first above;

                                  o     Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates from the Principal
                                        Remittance Amount related to Loan Group II-B after taking into account clauses first and second above; and

                                  o     Fourth, concurrently, to the Class A-II-A Certificates from the Principal Remittance
                                        Amount related to Loan Group II-B and to the Class A-II-B Certificates from the Principal
                                        Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

PRINCIPAL DISTRIBUTION AMOUNT:    For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related OC
                                  Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                     Definitions (Continued)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A PRINCIPAL                 With respect to either loan group and any Distribution Date (a) prior to the related Stepdown
DISTRIBUTION AMOUNT:              Date or on or after the related Stepdown Date if a Trigger Event is in effect for that
                                  Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                                  (i)   The related Principal Distribution Amount for that Distribution Date; and

                                  (ii)  The excess, if any, of (a) the aggregate certificate principal balance of the related
                                        Class A Certificates immediately prior to that Distribution Date over (b) the lesser of
                                        (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

CLASS A-II-A PRINCIPAL            On any Distribution Date, the Class A Principal Distribution Amount for Loan Group II multiplied
DISTRIBUTION AMOUNT:              by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that
                                  Distribution Date.

CLASS A-II-B PRINCIPAL            On any Distribution Date, the Class A Principal Distribution Amount for Loan Group II multiplied
DISTRIBUTION AMOUNT:              by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Mortgage Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Mortgage Loans for that
                                  Distribution Date.

CLASS A-I-6 LOCKOUT               For any Distribution Date, the product of (a) the Class A-I-6 Lockout Distribution Percentage
DISTRIBUTION AMOUNT:              for that Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution Date) and (c) the Class A Principal Distribution Amount for Loan Group I for
                                  such Distribution Date.

CLASS A-I-6 LOCKOUT               The Class A-I-6 Lockout Distribution Percentage is assigned as follows:
DISTRIBUTION PERCENTAGE:
                                  (i)   Between January 2004 and December 2006: 0%;

                                  (ii)  Between January 2007 and December 2008: 45%;

                                  (iii) Between January 2009 and December 2009: 80%;

                                  (iv)  Between January 2010 and December 2010: 100%;

                                  (v)   January 2011 and thereafter: 300%.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                     Definitions (Continued)
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL               With respect to either loan group and any Distribution Date (i) prior to the related Stepdown
DISTRIBUTION AMOUNT:              Date or on or after the related Stepdown Date if a Trigger Event is in effect for that
                                  Distribution Date, the remaining related Principal Distribution Amount for that Distribution
                                  Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A
                                  Certificates, after taking into account the distribution of the related Class A Principal
                                  Distribution Amount and (ii) the certificate principal balance of the related Class M-1
                                  Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASS M-2 PRINCIPAL               With respect to either loan group and any Distribution Date (i) prior to the relatedStepdown
DISTRIBUTION AMOUNT:              Date or on or after the related Stepdown Date if a Trigger Event is in effect for that
                                  Distribution Date, the remaining related Principal Distribution Amount for that Distribution
                                  Date after distribution of the related Class A Principal Distribution Amount and the related
                                  Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a
                                  Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i)
                                  aggregate certificate principal balance of the related Class A Certificates and Class M-1
                                  Certificates, after taking into account the distribution of the related Class A Principal
                                  Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution
                                  Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the
                                  Mortgage Loans in that loan group minus the related OC Floor.

CLASS M-3 PRINCIPAL               With respect to either loan group and any Distribution Date (i) prior to the related Stepdown
DISTRIBUTION AMOUNT:              Date or on or after the related Stepdown Date if a Trigger Event is in effect for that
                                  Distribution Date, the remaining related Principal Distribution Amount for that Distribution
                                  Date after distribution of the related Class A Principal Distribution Amount, the related Class
                                  M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or
                                  (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that
                                  Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class
                                  M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the
                                  certificate principal balance of the related Class M-3 Certificates immediately prior to that
                                  Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated
                                  principal balance of the Mortgage Loans in that loan group minus the related OC Floor.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------
                                                     Definitions (Continued)
----------------------------------------------------------------------------------------------------------------------------------
ALLOCATION OF LOSSES:             Any realized losses for a loan group will be allocated in the following order of priority:

                                  (i)    To Excess Cash Flow for that loan group for the related Distribution Date;

                                  (ii)   To Excess Cash Flow for the non-related loan group, to the extent remaining after covering realized losses on the Mortgage Loans in that non-related loan group for the related Distribution Date;

                                  (iii)  To the overcollateralization for that related loan group, until reduced to zero (as further described in the prospectus supplement);

                                  (iv)   To the overcollateralization for the non-related loan group, until reduced to zero
                                         (meaning that losses will not be allocated under any subsequent clause until after the aggregate certificate principal balance of the Offered Certificates equals the aggregate principal balance of the Mortgage Loans as further described in the prospectus supplement);

                                  (v)    To the related Class M-3 Certificates, until reduced to zero;

                                  (vi)   To the related Class M-2 Certificates, until reduced to zero;

                                  (vii)  To the related Class M-1 Certificates, until reduced to zero; and

                                  (viii) With respect to Loan Group I, among the Class A-I Certificates, on a pro-rata basis, with respect to Loan Group II-A, to the Class A-II-A Certificates and with respect to Loan
                                         Group II-B, to the Class A-II-B Certificates.

PRINCIPAL ALLOCATION AMOUNT:      With respect to any Distribution Date for Loan Group II, the sum of (i) the Principal Remittance
                                  Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Mortgage Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any
                                  Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Mortgage Loans, in determining the Principal Distribution Amount for the Group
                                  II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and
                                  Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the
                                  Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

PROSPECTUS:                       The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement
                                  (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The information contained in this Term
                                  Sheet is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained in this Term Sheet is inconsistent with the Prospectus, the
                                  Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------


                                       NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES

                     -----------------------------------------------------------------------------------------
                                                     Net WAC                                        Net WAC
                        Period      Payment Date     Rate(1)      Period         Payment Date       Rate(1)
                     -----------------------------------------------------------------------------------------
                           1         1/25/2004        8.25           11           11/25/2004         6.92
                           2         2/25/2004        6.92           12           12/25/2004         7.15
                           3         3/25/2004        7.40           13            1/25/2005         6.92
                           4         4/25/2004        6.92           14            2/25/2005         6.92
                           5         5/25/2004        7.15           15            3/25/2005         7.67
                           6         6/25/2004        6.92           16            4/25/2005         6.92
                           7         7/25/2004        7.15           17            5/25/2005         7.15
                           8         8/25/2004        6.92           18            6/25/2005         6.92
                           9         9/25/2004        6.92           19            7/25/2005         7.15
                          10         10/25/2004       7.15           20            8/25/2005         6.92
                     -----------------------------------------------------------------------------------------

                     (1) Run at the prepayment assumption to call.













    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                        NET WAC RATE RELATED TO THE CLASS A-II-A, CLASS A-II-B AND CLASS M-II CERTIFICATES

            -----------------------------------------------------------------------------------------------------------
                                       Net WAC       Net WAC                                      Net WAC      Net WAC
             Period    Payment Date    Rate(1)       Rate(2)       Period       Payment Date      Rate(1)      Rate(2)
            -----------------------------------------------------------------------------------------------------------
                1        1/25/2004      7.72          7.72            36          12/25/2006       7.58        10.27
                2        2/25/2004      6.47          7.21            37          1/25/2007        7.34        10.79
                3        3/25/2004      6.92          7.21            38          2/25/2007        7.34        10.79
                4        4/25/2004      6.47          7.21            39          3/25/2007        8.12        11.94
                5        5/25/2004      6.69          7.21            40          4/25/2007        7.34        10.79
                6        6/25/2004      6.47          7.21            41          5/25/2007        7.58        11.43
                7        7/25/2004      6.69          7.21            42          6/25/2007        7.34        11.06
                8        8/25/2004      6.47          7.21            43          7/25/2007        7.58        12.30
                9        9/25/2004      6.47          7.22            44          8/25/2007        7.34        11.91
               10       10/25/2004      6.69          7.22            45          9/25/2007        7.34        11.91
               11       11/25/2004      6.47          7.23            46          10/25/2007       7.58        12.31
               12       12/25/2004      6.69          7.23            47          11/25/2007       7.34        12.18
               13        1/25/2005      6.47          7.24            48          12/25/2007       7.58        12.59
               14        2/25/2005      6.47          7.24            49          1/25/2008        7.34        12.35
               15        3/25/2005      7.16          7.25            50          2/25/2008        7.34        12.35
               16        4/25/2005      6.47          7.25            51          3/25/2008        7.84        13.21
               17        5/25/2005      6.69          7.26            52          4/25/2008        7.34        12.35
               18        6/25/2005      6.47          7.26            53          5/25/2008        7.58        13.05
               19        7/25/2005      6.69          7.27            54          6/25/2008        7.34        12.63
               20        8/25/2005      6.47          7.28            55          7/25/2008        7.58        13.05
               21        9/25/2005      6.47          7.28            56          8/25/2008        7.34        12.63
               22       10/25/2005      6.69          7.29            57          9/25/2008        7.34        12.63
               23       11/25/2005      6.47          7.30            58          10/25/2008       7.58        13.05
               24       12/25/2005      6.69          7.31            59          11/25/2008       7.34        12.66
               25        1/25/2006      6.99          8.35            60          12/25/2008       7.58        13.09
               26        2/25/2006      6.99          8.35            61          1/25/2009        7.34        12.66
               27        3/25/2006      7.74          9.25            62          2/25/2009        7.34        12.66
               28        4/25/2006      6.99          8.35            63          3/25/2009        8.12        14.02
               29        5/25/2006      7.22          8.63            64          4/25/2009        7.34        12.66
               30        6/25/2006      6.99          8.35            65          5/25/2009        7.58        13.09
               31        7/25/2006      7.22          9.51            66          6/25/2009        7.34        12.66
               32        8/25/2006      6.99          9.20            67          7/25/2009        7.58        13.09
               33        9/25/2006      6.99          9.20            68          8/25/2009        7.34        12.66
               34       10/25/2006      7.22          9.51            69          9/25/2009        7.34        12.66
               35       11/25/2006      7.34          9.94
          ---------------------------------------------------------------------------------------------------------------

          (1) Assumes 1-month LIBOR remains constant at 1.17% and 6-month LIBOR remains constant at 1.23% and run at the prepayment assumption to call.
          (2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and further assumes payments are received from the Yield Maintenance Agreement.



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                                             BOND SUMMARY (TO CALL)

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                       0% HEP      11.50% HEP     17.25% HEP    23% HEP 100%    28.75% HEP     34.50% HEP
                                            0% PPC        50% PPC        75% PPC          PPC          125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)                       8.91           1.49           1.10           0.90           0.78           0.69
  Modified Duration (at par)                 8.16           1.46           1.09           0.89           0.77           0.68
  First Principal Payment Date             1/25/2004     1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date              8/25/2020     1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Principal Payment Window (Months)           200            37             26             21             17             15
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                       19.11          3.95           2.72           2.10           1.72           1.46
  Modified Duration (at par)                 14.55          3.69           2.58           2.01           1.66           1.42
  First Principal Payment Date             8/25/2020     1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Last Principal Payment Date              7/25/2025     11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Principal Payment Window (Months)           60             23             15             11             9              7
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                       23.50          6.26           4.07           3.00           2.36           1.98
  Modified Duration (at par)                 15.97          5.54           3.74           2.81           2.23           1.89
  First Principal Payment Date             7/25/2025     11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Last Principal Payment Date              3/25/2029     7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Principal Payment Window (Months)           45             45             22             15             8              7
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                        26.79         11.97           7.61           5.00           3.60           2.59
  Modified Duration (at par)                  15.13          8.97           6.24           4.36           3.25           2.39
  First Principal Payment Date              3/25/2029     7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Last Principal Payment Date               2/25/2032     8/25/2019      4/25/2015      8/25/2011      11/25/2008     12/25/2006
  Principal Payment Window (Months)            36             86             76             48             28             10
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                       28.15         15.65          11.32           8.53           6.20           4.48
  Modified Duration (at par)                 13.83         10.17           8.17           6.61           5.10           3.85
  First Principal Payment Date             2/25/2032     8/25/2019      4/25/2015      8/25/2011      11/25/2008     12/25/2006
  Last Principal Payment Date              2/25/2032     8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)            1             1              1              12             24             33
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                       13.22          7.72           6.97           6.49           5.94           5.37
  Modified Duration (at par)                 9.42           6.26           5.77           5.45           5.07           4.65
  First Principal Payment Date             1/25/2007     1/25/2007      1/25/2007      2/25/2007      6/25/2007      11/25/2007
  Last Principal Payment Date              2/25/2032     8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)           302           152            100             66             41             22
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                                           BOND SUMMARY (TO CALL)

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                      0% HEP       11.50% HEP     17.25% HEP      23% HEP       28.75% HEP     34.50% HEP
                                           0% PPC         50% PPC        75% PPC       100% PPC        125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-I-1
  Average Life (Years)                      25.32          10.68           7.55           5.73           4.74           4.30
  Modified Duration (at par)                13.70           7.82           5.98           4.77           4.07           3.75
  First Principal Payment Date            4/25/2024      5/25/2009      9/25/2007      1/25/2007      3/25/2007      6/25/2007
  Last Principal Payment Date             2/25/2032      8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)           95            124             92             67             44             27
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                      25.32          10.68           7.55           5.73           4.69           4.14
  Modified Duration (at par)                13.15           7.64           5.88           4.70           3.98           3.59
  First Principal Payment Date            4/25/2024      5/25/2009      9/25/2007      1/25/2007      2/25/2007      3/25/2007
  Last Principal Payment Date             2/25/2032      8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)           95            124             92             67             45             30

----------------------------------------------------------------------------------------------------------------------------------
CLASS M-I-3
  Average Life (Years)                      25.32          10.68           7.55           5.73           4.67           4.07
  Modified Duration (at par)                12.15           7.32           5.69           4.58           3.88           3.45
  First Principal Payment Date            4/25/2024      5/25/2009      9/25/2007      1/25/2007      1/25/2007      2/25/2007
  Last Principal Payment Date             2/25/2032      8/25/2019      4/25/2015      7/25/2012      10/25/2010     8/25/2009
  Principal Payment Window (Months)           95            124             92             67             46             31

----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                                           BOND SUMMARY (TO CALL)

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                   0% HEP       11.50% HEP      17.25% HEP      23% HEP       28.75% HEP      34.50% HEP
                                        0% PPC        50% PPC         75% PPC        100% PPC       125% PPC        150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-II-A
  Average Life (Years)                  18.50           4.13            2.87           2.16            1.64            1.38
  Modified Duration (at par)            15.65           3.90            2.76           2.09            1.60            1.35
  First Principal Payment Date        1/25/2004      1/25/2004        1/25/2004      1/25/2004      1/25/2004        1/25/2004
  Last Principal Payment Date         10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        8/25/2006
  Principal Payment Window (Months)      346            140              93             69              53              32
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-II-B
  Average Life (Years)                  18.51           4.14            2.87           2.16            1.64            1.38
  Modified Duration (at par)            15.66           3.90            2.76           2.09            1.60            1.35
  First Principal Payment Date        1/25/2004      1/25/2004        1/25/2004      1/25/2004      1/25/2004        1/25/2004
  Last Principal Payment Date         10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        8/25/2006
  Principal Payment Window (Months)      346            140              93             69              53              32
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)                  26.50           7.77            5.25           4.33            4.28            3.42
  Modified Duration (at par)            20.92           7.14            4.95           4.12            4.08            3.29
  First Principal Payment Date        6/25/2026      11/25/2007       2/25/2007      5/25/2007      10/25/2007       8/25/2006
  Last Principal Payment Date         10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        6/25/2007
  Principal Payment Window (Months)       77             94              56             29              8               11
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)                  26.50           7.77            5.24           4.17            3.79            3.36
  Modified Duration (at par)            19.24           6.92            4.83           3.91            3.58            3.19
  First Principal Payment Date        6/25/2026      11/25/2007       1/25/2007      3/25/2007      5/25/2007        1/25/2007
  Last Principal Payment Date         10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        6/25/2007
  Principal Payment Window (Months)       77             94              57             31              13               6
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)                  26.50           7.77            5.24           4.10            3.57            3.07
  Modified Duration (at par)            17.24           6.64            4.69           3.75            3.31            2.87
  First Principal Payment Date        6/25/2026      11/25/2007       1/25/2007      1/25/2007      2/25/2007       10/25/2006
  Last Principal Payment Date         10/25/2032     8/25/2015        9/25/2011      9/25/2009      5/25/2008        6/25/2007
  Principal Payment Window (Months)       77             94              57             33              16               9
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------


                                            BOND SUMMARY (TO MATURITY)

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                       0% HEP      11.50% HEP     17.25% HEP       23% HEP       28.75% HEP     34.50% HEP
                                            0% PPC        50% PPC        75% PPC        100% PPC       125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-1
  Average Life (Years)                       8.91           1.49           1.10           0.90           0.78           0.69
  Modified Duration (at par)                 8.16           1.46           1.09           0.89           0.77           0.68
  First Principal Payment Date            1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date             8/25/2020      1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Principal Payment Window (Months)          200             37             26             21             17             15

----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-2
  Average Life (Years)                      19.11           3.95           2.72           2.10           1.72           1.46
  Modified Duration (at par)                14.55           3.69           2.58           2.01           1.66           1.42
  First Principal Payment Date            8/25/2020      1/25/2007      2/25/2006      9/25/2005      5/25/2005      3/25/2005
  Last Principal Payment Date             7/25/2025      11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Principal Payment Window (Months)           60             23             15             11             9              7

----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-3
  Average Life (Years)                      23.50           6.26           4.07           3.00           2.36           1.98
  Modified Duration (at par)                15.97           5.54           3.74           2.81           2.23           1.89
  First Principal Payment Date            7/25/2025      11/25/2008     4/25/2007      7/25/2006      1/25/2006      9/25/2005
  Last Principal Payment Date             3/25/2029      7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Principal Payment Window (Months)           45             45             22             15             8              7

----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-4
  Average Life (Years)                      26.79          11.98           7.62           5.00           3.60           2.59
  Modified Duration (at par)                15.13           8.98           6.24           4.36           3.25           2.39
  First Principal Payment Date            3/25/2029      7/25/2012      1/25/2009      9/25/2007      8/25/2006      3/25/2006
  Last Principal Payment Date             3/25/2032      12/25/2019     6/25/2015      8/25/2011      11/25/2008     12/25/2006
  Principal Payment Window (Months)           37             90             78             48             28             10

----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-5
  Average Life (Years)                      28.88          20.60          15.40          11.69           8.12           4.88
  Modified Duration (at par)                13.98          11.85           9.96           8.26           6.21           4.10
  First Principal Payment Date            3/25/2032      12/25/2019     6/25/2015      8/25/2011      11/25/2008     12/25/2006
  Last Principal Payment Date             6/25/2033      7/25/2031      3/25/2027      5/25/2022      11/25/2018     3/25/2016
  Principal Payment Window (Months)           16            140            142            130            121            112

----------------------------------------------------------------------------------------------------------------------------------
CLASS A-I-6
  Average Life (Years)                      13.22           7.74           7.01           6.64           6.51           6.62
  Modified Duration (at par)                 9.42           6.26           5.79           5.54           5.46           5.53
  First Principal Payment Date            1/25/2007      1/25/2007      1/25/2007      2/25/2007      6/25/2007      11/25/2007
  Last Principal Payment Date             4/25/2033      4/25/2031      12/25/2026     3/25/2022      9/25/2018      1/25/2016
  Principal Payment Window (Months)          316            292            240            182            136             99
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------


                                            BOND SUMMARY (TO MATURITY)

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                       0% HEP      11.50% HEP     17.25% HEP       23% HEP       28.75% HEP     34.50% HEP
                                            0% PPC        50% PPC        75% PPC        100% PPC       125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-I-1
  Average Life (Years)                       25.45          11.55           8.25           6.30           5.20           4.66
  Modified Duration (at par)                 13.73           8.14           6.32           5.09           4.36           3.99
  First Principal Payment Date             4/25/2024      5/25/2009      9/25/2007      1/25/2007      3/25/2007      6/25/2007
  Last Principal Payment Date              4/25/2033      12/25/2028     5/25/2023      12/25/2018     2/25/2016      12/25/2013
  Principal Payment Window (Months)           109            236            189            144            108             79

-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-I-2
  Average Life (Years)                       25.44          11.47           8.17           6.23           5.10           4.46
  Modified Duration (at par)                 13.18           7.92           6.17           4.98           4.23           3.80
  First Principal Payment Date             4/25/2024      5/25/2009      9/25/2007      1/25/2007      2/25/2007      3/25/2007
  Last Principal Payment Date              3/25/2033      5/25/2027      9/25/2021      9/25/2017      12/25/2014     12/25/2012
  Principal Payment Window (Months)           108            217            169            129             95             70

-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-I-3
  Average Life (Years)                       25.42          11.25           7.99           6.08           4.95           4.28
  Modified Duration (at par)                 12.16           7.50           5.88           4.76           4.04           3.59
  First Principal Payment Date             4/25/2024      5/25/2009      9/25/2007      1/25/2007      1/25/2007      2/25/2007
  Last Principal Payment Date              1/25/2033      5/25/2025      9/25/2019      2/25/2016      9/25/2013      12/25/2011
  Principal Payment Window (Months)           106            193            145            110             81             59
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------


                                            BOND SUMMARY (TO MATURITY)

----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                       0% HEP      11.50% HEP     17.25% HEP       23% HEP       28.75% HEP     34.50% HEP
                                            0% PPC        50% PPC        75% PPC        100% PPC       125% PPC       150% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-II-A
  Average Life (Years)                      18.55           4.43           3.08           2.31           1.74           1.38
  Modified Duration (at par)                15.68           4.15           2.94           2.23           1.70           1.35
  First Principal Payment Date            1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date             12/25/2033     9/25/2027      10/25/2020     5/25/2016      6/25/2013      8/25/2006
  Principal Payment Window (Months)          360            285            202            149            114             32
----------------------------------------------------------------------------------------------------------------------------------

CLASS A-II-B
  Average Life (Years)                      18.56           4.43           3.09           2.31           1.74           1.38
  Modified Duration (at par)                15.69           4.15           2.94           2.23           1.70           1.35
  First Principal Payment Date            1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004      1/25/2004
  Last Principal Payment Date             12/25/2033     9/25/2027      10/25/2020     5/25/2016      6/25/2013      8/25/2006
  Principal Payment Window (Months)          360            285            202            149            114             32
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)                      26.62           8.50           5.77           4.69           4.72           4.70
  Modified Duration (at par)                20.99           7.71           5.39           4.44           4.49           4.46
  First Principal Payment Date            6/25/2026      11/25/2007     2/25/2007      5/25/2007      10/25/2007     8/25/2006
  Last Principal Payment Date             11/25/2033     3/25/2024      11/25/2017     3/25/2014      10/25/2011     5/25/2011
  Principal Payment Window (Months)           90            197            130             83             49             58
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)                      26.62           8.41           5.69           4.48           4.04           3.58
  Modified Duration (at par)                19.30           7.38           5.19           4.17           3.79           3.38
  First Principal Payment Date            6/25/2026      11/25/2007     1/25/2007      3/25/2007      5/25/2007      1/25/2007
  Last Principal Payment Date             10/25/2033     5/25/2022      7/25/2016      2/25/2013      1/25/2011      7/25/2009
  Principal Payment Window (Months)           89            175            115             72             45             31
----------------------------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)                      26.57           8.10           5.47           4.26           3.70           3.17
  Modified Duration (at par)                17.27           6.86           4.86           3.88           3.42           2.96
  First Principal Payment Date            6/25/2026      11/25/2007     1/25/2007      1/25/2007      2/25/2007      10/25/2006
  Last Principal Payment Date             7/25/2033      9/25/2019      8/25/2014      9/25/2011      12/25/2009     9/25/2008
  Principal Payment Window (Months)           86            143             92             57             35             24
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------


                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

                                                      GROUP I MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
Summary                                                                          Total                Minimum            Maximum
----------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                $400,033,218.76
Number of Loans                                                                  3,607

Average Current Loan Balance                                               $110,904.69             $10,000.00        $749,366.80
(1) (2) Weighted Average Original Loan-to-Value Ratio                           79.26%                  6.00%            100.00%
(1) Weighted Average Mortgage Rate                                               7.61%                  5.00%             13.99%
(1) Weighted Average Net Mortgage Rate                                           7.15%                  4.67%             13.41%
(1) Weighted Average Remaining Term to Stated Maturity (months)                    335                    118                360
(1) (3) Weighted Average Credit Score                                              639                    481                810
----------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans. (3) 99.90% of the Group I Mortgage Loans have Credit Scores.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of Cut-Off Date
                                                       Range                                                  Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
         Product Type                                  Fixed                                                       100.00%

         Lien                                          First                                                        94.74%
                                                       Second                                                        5.26%

         Property Type                                 Single-family detached                                       80.33%
                                                       Planned Unit Developments (detached)                          5.20%
                                                       Condo Low-Rise (less than 5 stories)                          2.72%
                                                       Planned Unit Developments (attached)                          2.43%
                                                       Manufactured Home                                             1.71%
                                                       Townhouse                                                     0.90%
                                                       Condo High-Rise (8 stories or more)                           0.01%
                                                       Leasehold                                                     0.04%
                                                       Two to four family units                                      6.66%

         Occupancy Status                              Primary Residence                                            93.41%
                                                       Non Owner-occupied                                            5.71%
                                                       Second/Vacation                                               0.88%

         Documentation Type                            Full Documentation                                           81.59%
                                                       Reduced Documentation                                        18.41%


         Loans with Prepayment Penalties                                                                            73.44%

         Loans serviced by HomeComings                                                                              77.79%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

------------------------------------------------------------------------------------------------------------------------------
                                           Number of                                         Average        Weighted Average
  Range of                                 Mortgage        Principal     Percentage of      Principal        Loan-to-Value
Credit Scores                                Loan           Balance      Group I Loan        Balance             Ratio*
------------------------------------------------------------------------------------------------------------------------------
 499 or less                                    1              $40,600        0.01%          $40,600             70.00%
 500 - 519                                     15            1,019,815        0.25            67,988             71.29
 520 - 539                                     59            5,176,240        1.29            87,733             70.64
 540 - 559                                    178           13,565,624        3.39            76,211             73.51
 560 - 579                                    276           25,133,728        6.28            91,064             77.55
 580 - 599                                    369           36,667,285        9.17            99,369             77.76
 600 - 619                                    629           65,616,435       16.40           104,319             80.22
 620 - 639                                    662           72,820,548       18.20           110,001             80.66
 640 - 659                                    517           61,172,076       15.29           118,321             81.09
 660 - 679                                    367           45,603,144       11.40           124,259             80.54
 680 - 699                                    182           22,338,630        5.58           122,740             79.08
 700 - 719                                    122           16,026,516        4.01           131,365             79.32
 720 - 739                                     86           12,923,148        3.23           150,269             77.35
 740 - 759                                     62            9,950,783        2.49           160,496             78.18
 760 or greater                                75           11,567,868        2.89           154,238             73.86
------------------------------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                3,600          399,622,441       99.90           111,006             79.27
 Not Available**                                7              410,778        0.10            58,683             68.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,607         $400,033,219      100.00%         $110,905             79.26%
------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

**Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------------------------------------
  Range of Original                    Number of                                         Average     Weighted   Weighted Average
    Mortgage Loan                      Mortgage        Principal     Percentage of      Principal     Average     Loan-to-Value
Principal Balances ($)                   Loan           Balance      Group I Loan        Balance    Credit Score      Ratio*
--------------------------------------------------------------------------------------------------------------------------------
      1 - 100,000                       2,054         $114,710,132       28.68%          $55,847         627          80.25%
100,001 - 200,000                       1,063          150,725,093       37.68           141,792         638          78.28
200,001 - 300,000                         366           88,751,954       22.19           242,492         645          78.86
300,001 - 400,000                          99           34,026,552        8.51           343,703         655          80.69
400,001 - 500,000                          21            9,399,314        2.35           447,586         684          80.65
500,001 - 600,000                           3            1,670,807        0.42           556,936         679          88.12
700,001 - 750,000                           1              749,367        0.19           749,367         636          69.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  3,607         $400,033,219      100.00%         $110,905         639          79.26%
--------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

NET MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                         Average     Weighted   Weighted Average
   Range of Net                          Mortgage        Principal     Percentage of      Principal     Average    Loan-to-Value
  Mortgage Rates(%)                        Loan           Balance      Group I Loan        Balance    Credit Score     Ratio*
----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                12           $2,488,246        0.62%          207,354         710          62.57%
5.000 - 5.499                                82           16,270,294        4.07           198,418         715          72.94
5.500 - 5.999                               223           42,598,013       10.65           191,022         672          74.58
6.000 - 6.499                               378           67,258,029       16.81           177,931         652          78.02
6.500 - 6.999                               468           69,224,722       17.30           147,916         644          79.57
7.000 - 7.499                               590           69,292,239       17.32           117,444         626          78.17
7.500 - 7.999                               516           53,514,289       13.38           103,710         622          80.03
8.000 - 8.499                               395           37,103,106        9.28            93,932         617          81.96
8.500 - 8.999                               233           15,251,611        3.81            65,458         609          83.68
9.000 - 9.499                               191           10,474,854        2.62            54,842         602          85.38
9.500 - 9.999                               153            6,593,021        1.65            43,092         615          87.40
10.000 - 10.499                              91            3,348,741        0.84            36,799         613          90.27
10.500 - 10.999                              78            2,340,444        0.59            30,006         608          95.83
11.000 - 11.499                              20              681,768        0.17            34,088         591          88.96
11.500 - 11.999                              17              444,119        0.11            26,125         622          97.87
12.000 - 12.499                               7              121,689        0.03            17,384         582         100.00
12.500 - 12.999                              60            1,509,660        0.38            25,161         595          99.66
13.000 - 13.499                              93            1,518,373        0.38            16,327         574          98.99
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607         $400,033,219       100.00%        $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                         Average     Weighted   Weighted Average
      Range of                           Mortgage        Principal     Percentage of      Principal     Average    Loan-to-Value
  Mortgage Rates(%)                        Loan           Balance      Group I Loan        Balance    Credit Score     Ratio*
----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                23           $5,339,027        1.33%         $232,132         731          68.59%
5.500 - 5.999                                90           17,100,788        4.27           190,009         708          73.58
6.000 - 6.499                               179           34,806,854        8.70           194,452         674          74.82
6.500 - 6.999                               482           85,877,372       21.47           178,169         653          78.67
7.000 - 7.499                               403           56,744,528       14.18           140,805         643          78.75
7.500 - 7.999                               626           74,914,522       18.73           119,672         624          78.27
8.000 - 8.499                               460           45,097,668       11.27            98,038         628          80.45
8.500 - 8.999                               400           38,307,291        9.58            95,768         610          81.69
9.000 - 9.499                               214           13,996,230        3.50            65,403         599          81.95
9.500 - 9.999                               207           10,971,450        2.74            53,002         603          85.19
10.000 - 10.499                             125            5,805,484        1.45            46,444         608          86.97
10.500 - 10.999                             113            4,105,002        1.03            36,327         613          90.89
11.000 - 11.499                              61            1,983,450        0.50            32,516         610          94.50
11.500 - 11.999                              45            1,334,712        0.33            29,660         596          92.44
12.000 - 12.499                              17              448,119        0.11            26,360         621          97.00
12.500 - 12.999                               8              159,999        0.04            20,000         589         100.00
13.000 - 13.499                              61            1,522,350        0.38            24,957         595          99.66
13.500 - 13.999                              93            1,518,373        0.38            16,327         574          98.99
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607         $400,033,219       100.00%        $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.




    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------------------------
                                           Number of                                         Average      Weighted
   Range of Original                       Mortgage        Principal     Percentage of      Principal      Average
Loan-to-Value Ratios(%)                      Loan           Balance      Group I Loan        Balance    Credit Score
-----------------------------------------------------------------------------------------------------------------------
 0.01 - 50.00                                 162        $16,024,114           4.01          $98,914         636
50.01 - 55.00                                  72          8,153,727           2.04          113,246         644
55.01 - 60.00                                 108         12,256,382           3.06          113,485         644
60.01 - 65.00                                 121         15,664,770           3.92          129,461         636
65.01 - 70.00                                 244         30,879,686           7.72          126,556         630
70.01 - 75.00                                 267         34,998,855           8.75          131,082         636
75.01 - 80.00                                 794        103,135,685          25.78          129,894         642
80.01 - 85.00                                 492         65,817,331          16.45          133,775         636
85.01 - 90.00                                 527         72,797,569          18.20          138,136         640
90.01 - 95.00                                 213         23,264,980           5.82          109,225         655
95.01 - 100.00                                607         17,040,120           4.26           28,073         632
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,607       $400,033,219         100.00%        $110,905         639
-----------------------------------------------------------------------------------------------------------------------

Note: With respect to the Group I Loans secured by second liens, this table was calculated using the combined Loan-to-Value ratio.


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                         Average     Weighted   Weighted Average
                                         Mortgage        Principal     Percentage of      Principal     Average    Loan-to-Value
  State or Territory                       Loan           Balance      Group I Loan        Balance    Credit Score     Ratio*
----------------------------------------------------------------------------------------------------------------------------------
California                                  337        $70,088,963          17.52%        $207,979         644          78.12%
Florida                                     351         33,463,857          8.37            95,339         627          79.10
Georgia                                     180         15,543,089          3.89            86,350         636          82.23
Maryland                                    120         17,637,767          4.41           146,981         641          79.39
Massachusetts                                70         13,941,292          3.49           199,161         657          73.27
New Jersey                                   94         17,534,722          4.38           186,540         637          78.11
New York                                    175         31,588,703          7.90           180,507         651          73.62
Ohio                                        128         12,857,523          3.21           100,449         646          82.47
Texas                                       272         20,776,951          5.19            76,386         630          78.95
Virginia                                    121         12,270,152          3.07           101,406         643          81.38
Other                                     1,759        154,330,200         38.58            87,737         636          80.93
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607       $400,033,219        100.00%         $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                        Average     Weighted    Weighted Average
                                         Mortgage        Principal     Percentage of     Principal     Average     Loan-to-Value
  Loan Purpose                             Loan           Balance      Group I Loan       Balance    Credit Score      Ratio*
----------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                          2,419         $299,964,376       74.98%         $124,003         635          78.06%
Purchase                                    944           70,878,738       17.72            75,083         655          85.17
Rate/Term Refinance                         244           29,190,105        7.30           119,632         644          77.27
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607         $400,033,219      100.00%         $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                        Average     Weighted    Weighted Average
                                         Mortgage        Principal     Percentage of     Principal     Average     Loan-to-Value
  Documentation Type                       Loan           Balance      Group I Loan       Balance    Credit Score      Ratio*
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                         3,038        $326,371,609       81.59%         $107,430        638          80.54%
Reduced Documentation                        569          73,661,609       18.41           129,458        646          73.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,607        $400,033,219      100.00%         $110,905        639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


OCCUPANCY TYPE OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                        Average     Weighted    Weighted Average
                                         Mortgage        Principal     Percentage of     Principal     Average     Loan-to-Value
  Occupancy Type                           Loan           Balance      Group I Loan       Balance    Credit Score      Ratio*
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                         3,337         $373,680,417       93.41%         $111,981         638           79.51%
Non Owner-occupied                          239           22,849,066        5.71            95,603         661           75.83
Second/Vacation                              31            3,503,736        0.88           113,024         659           74.76
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607         $400,033,219      100.00%         $110,905         639           79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                        Average     Weighted    Weighted Average
                                         Mortgage        Principal     Percentage of     Principal     Average     Loan-to-Value
  Property Type                            Loan           Balance      Group I Loan       Balance    Credit Score      Ratio*
----------------------------------------------------------------------------------------------------------------------------------
Single Family (detached)                  2,967         $321,334,006       80.33%         $108,303         638          79.53%
Two-to-four family                          171           26,649,070        6.66           155,843         657          74.97
Detached PUD                                161           20,785,516        5.20           129,103         626          80.87
Condo under 5 stories                        82           10,898,243        2.72           132,905         653          77.04
Attached PUD                                 85            9,723,865        2.43           114,398         641          84.45
Manufactured Home                            92            6,829,301        1.71            74,232         640          75.32
Townhouse/Rowhouse                           46            3,601,393        0.90            78,291         639          77.38
Leasehold                                     2              153,858        0.04            76,929         647          89.72
Condo over 8 stories                          1               57,966        0.01            57,966         623          48.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,607         $400,033,219      100.00%         $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


CREDIT GRADES OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                        Average     Weighted    Weighted Average
                                         Mortgage        Principal     Percentage of     Principal     Average     Loan-to-Value
  Credit Grade                             Loan           Balance      Group I Loan       Balance    Credit Score      Ratio*
----------------------------------------------------------------------------------------------------------------------------------
A4                                         1,581        $202,498,231       50.62%         $128,082         660          79.77%
AX                                         1,321         133,613,175       33.40           101,145         635          80.01
AM                                           436          40,654,877       10.16            93,245         588          78.32
B                                            192          16,859,942        4.21            87,812         570          74.84
C                                             55           4,580,033        1.14            83,273         554          66.27
CM                                            22           1,826,961        0.46            83,044         558          61.69
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,607        $400,033,219      100.00%         $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.


PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                         Number of                                        Average     Weighted    Weighted Average
                                         Mortgage        Principal     Percentage of     Principal     Average     Loan-to-Value
  Prepayment Penalty Term                  Loan           Balance      Group I Loan       Balance    Credit Score      Ratio*
----------------------------------------------------------------------------------------------------------------------------------
12 Months                                    165         $27,486,992        6.87%         $166,588         645          77.25%
24 Months                                    223          30,471,767        7.62           136,645         650          78.81
36 Months                                  1,866         231,079,985       57.77           123,837         641          79.09
60 Months                                     44           4,520,076        1.13           102,729         620          77.06
None                                       1,305         106,262,800       26.56            81,427         630          80.35
Other                                          4             211,599        0.05            52,900         599          85.32
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,607        $400,033,219      100.00%         $110,905         639          79.26%
----------------------------------------------------------------------------------------------------------------------------------
*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   DESCRIPTION OF THE COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------

                                                     GROUP II-A MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Total                Minimum            Maximum
----------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                  $519,833,537.39
Number of Loans                                                                    3,772

Average Current Loan Balance                                                 $137,813.77             $20,000.00        $389,300.00
(1) Weighted Average Original Loan-to-Value Ratio                                 82.33%                 19.00%             95.00%
(1) Weighted Average Mortgage Rate                                                 7.21%                  4.60%             11.63%
(1) Weighted Average Net Mortgage Rate                                             6.68%                  4.02%             11.05%
(1) Weighted Average Note Margin                                                   6.87%                  0.60%             11.48%
(1) Weighted Average Maximum Mortgage Rate                                        13.60%                 10.60%             17.88%
(1) Weighted Average Minimum Mortgage Rate                                         7.36%                  2.75%             11.63%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)                       26                     12                 38
(1) Weighted Average Remaining Term to Stated Maturity (months)                      360                    348                360
(1) (2) Weighted Average Credit Score                                                618                    480                804
----------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.79% of the Group II-A Mortgage Loans have Credit Scores.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of Cut-Off Date
                                                       Range                                                  Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
         Product Type                                  ARM                                                         100.00%

         Lien                                          First                                                       100.00%

         Property Type                                 Single-family detached                                       81.56%
                                                       Planned Unit Developments (detached)                          7.45%
                                                       Condo Low-Rise (less than 5 stories)                          4.06%
                                                       Two- to four- family units                                    3.82%
                                                       Planned Unit Developments (attached)                          1.79%
                                                       Townhouse                                                     0.76%
                                                       Manufactured Home                                             0.47%
                                                       Condo High-Rise (9 or more stories)                           0.07%
                                                       Condo Mid-Rise (5 - 8 stories)                                0.01%


         Occupancy Status                              Primary Residence                                            94.77%
                                                       Non Owner-occupied                                            4.29%
                                                       Second/Vacation                                               0.94%

         Documentation Type                            Full Documentation                                           80.48%
                                                       Reduced Documentation                                        19.52%


         Loans with Prepayment Penalties                                                                            74.33%

         Loans serviced by HomeComings                                                                              92.63%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-------------------------------------------------------------------------------------------------------------------
                                       Number of                                         Average   Weighted Average
  Range of                             Mortgage          Principal    Percentage of     Principal   Loan-to-Value
Credit Scores                            Loan             Balance    Group II-A Loan     Balance        Ratio
-------------------------------------------------------------------------------------------------------------------
 499 or less                                7             $419,547          0.08%        $59,935        66.37%
 500 - 519                                 26            2,354,238          0.45          90,548        70.35
 520 - 539                                141           15,989,021          3.08         113,397        74.77
 540 - 559                                328           40,240,542          7.74         122,685        78.76
 560 - 579                                498           64,045,636         12.32         128,606        81.09
 580 - 599                                480           66,102,851         12.72         137,714        81.20
 600 - 619                                623           83,377,660         16.04         133,833        83.88
 620 - 639                                618           90,654,476         17.44         146,690        83.92
 640 - 659                                417           60,955,856         11.73         146,177        83.19
 660 - 679                                288           43,554,300          8.38         151,230        83.79
 680 - 699                                142           22,426,655          4.31         157,934        84.14
 700 - 719                                 79           11,444,444          2.20         144,866        84.42
 720 - 739                                 51            8,242,717          1.59         161,622        82.23
 740 - 759                                 38            5,829,928          1.12         153,419        83.23
 760 or greater                            21            3,085,914          0.59         146,948        83.02
-------------------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES            3,757          518,723,785         99.79         138,069        82.34
 Not Available*                            15            1,109,752          0.21          73,983        74.23
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                  3,772         $519,833,537        100.00%       $137,814        82.33%
-------------------------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
  Range of Original                    Number of                                          Average      Weighted   Weighted Average
    Mortgage Loan                      Mortgage        Principal      Percentage of      Principal     Average     Loan-to-Value
Principal Balances ($)                   Loan           Balance      Group II-A Loan      Balance    Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                               1,301        $96,644,368         18.59%         $74,285         608           80.19%
100,001 - 200,000                         1,812        258,913,107         49.81          142,888         614           82.46
200,001 - 300,000                           597        144,802,963         27.86          242,551         628           82.90
300,001 - 400,000                            62         19,473,100          3.75          314,082         630           86.90
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%        $137,814         618           82.33%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


NET MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
  Range of Net                          Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
Mortgage Rates(%)                         Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                13        $2,138,485           0.41%       $164,499           693          76.61%
4.500 - 4.999                                43         7,565,113           1.46         175,933           667          79.13
5.000 - 5.499                               175        30,937,680           5.95         176,787           651          79.52
5.500 - 5.999                               451        72,111,244          13.87         159,892           637          81.13
6.000 - 6.499                               834       124,058,044          23.86         148,751           626          82.16
6.500 - 6.999                               750       105,643,068          20.32         140,857           618          83.01
7.000 - 7.499                               671        87,660,311          16.86         130,641           604          83.55
7.500 - 7.999                               408        46,829,168           9.01         114,777           593          82.94
8.000 - 8.499                               231        24,522,121           4.72         106,156           579          83.27
8.500 - 8.999                               109        11,512,374           2.21         105,618           576          84.78
9.000 - 9.499                                55         4,751,580           0.91          86,392           571          77.46
9.500 - 9.999                                22         1,553,810           0.30          70,628           557          80.62
10.000 - 10.499                               7           420,799           0.08          60,114           553          78.86
10.500 - 10.999                               2            99,248           0.02          49,624           510          73.38
11.000 - 11.499                               1            30,492           0.01          30,492           520          52.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537         100.00%       $137,814           618          82.33%
--------------------------------------------------------------------------------------------------------------------------------


MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
   Range of                             Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
Mortgage Rates(%)                         Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                14        $2,302,885           0.44%       $164,492           710          78.29%
5.000 - 5.499                                42         7,465,051           1.44         177,739           672          79.93
5.500 - 5.999                               187        33,321,744           6.41         178,191           656          80.37
6.000 - 6.499                               380        61,836,561          11.90         162,728           636          81.28
6.500 - 6.999                               890       133,960,827          25.77         150,518           628          82.11
7.000 - 7.499                               648        89,352,104          17.19         137,889           620          82.89
7.500 - 7.999                               754        99,913,902          19.22         132,512           605          83.38
8.000 - 8.499                               366        41,352,374           7.95         112,985           588          82.31
8.500 - 8.999                               287        31,392,479           6.04         109,381           579          83.86
9.000 - 9.499                                97        10,065,910           1.94         103,772           570          83.75
9.500 - 9.999                                70         6,471,512           1.24          92,450           568          78.56
10.000 - 10.499                              23         1,586,153           0.31          68,963           562          82.20
10.500 - 10.999                              10           642,310           0.12          64,231           546          76.68
11.000 - 11.499                               3           139,233           0.03          46,411           510          71.55
11.500 - 11.999                               1            30,492           0.01          30,492           520          52.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537         100.00%       $137,814           618          82.33%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average      Weighted
  Range of Original                     Mortgage        Principal     Percentage of     Principal      Average
Loan-to-Value Ratios (%)                  Loan           Balance     Group II-A Loan     Balance    Credit Score
----------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                 89         $8,409,928          1.62%       $ 94,494           596
50.01 - 55.00                                34          4,772,111          0.92         140,356           596
55.01 - 60.00                                67          7,463,990          1.44         111,403           601
60.01 - 65.00                                97         13,250,763          2.55         136,606           592
65.01 - 70.00                               205         24,260,741          4.67         118,345           591
70.01 - 75.00                               259         34,216,143          6.58         132,109           608
75.01 - 80.00                             1,107        153,205,618         29.47         138,397           626
80.01 - 85.00                               611         84,941,671         16.34         139,021           612
85.01 - 90.00                               874        127,321,725         24.49         145,677           610
90.01 - 95.00                               429         61,990,847         11.93         144,501           646
----------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%       $137,814           618
----------------------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
State or Territory                        Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
California                                  484        $96,857,438         18.63%       $200,119           628          80.61%
Colorado                                    105         18,377,854          3.54         175,027           628          83.14
Florida                                     344         42,511,514          8.18         123,580           617          80.93
Georgia                                     170         22,868,216          4.40         134,519           609          83.79
Illinois                                    221         32,327,059          6.22         146,276           621          82.31
Michigan                                    262         28,880,000          5.56         110,229           609          81.58
Minnesota                                   188         29,672,634          5.71         157,833           619          82.15
Texas                                       159         19,351,677          3.72         121,709           600          84.47
Wisconsin                                   177         20,034,244          3.85         113,188           613          82.53
Ohio                                        146        $15,719,789          3.02         107,670           615          85.18
Other                                     1,516       $193,233,112         37.17         127,462           615          82.92
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%       $137,814           618          82.33%
----------------------------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
    Loan Purpose                          Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                          2,393       $335,086,131         64.46%        $140,028         611           81.87%
Purchase                                  1,125        149,917,405         28.84          133,260         632           83.17
Rate/Term Refinance                         254         34,830,002          6.70          137,126         621           83.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%        $137,814         618           82.33%
----------------------------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
  Documentation Type                      Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        3,117       $418,376,273         80.48%        $134,224         612           83.75%
Reduced Documentation                       655        101,457,265         19.52          154,897         639           76.47
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%        $137,814         618           82.33%
----------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Occupancy Type                           Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                         3,508       $492,627,204         94.77%        $140,430         616           82.51%
Non Owner-occupied                          227         22,299,358          4.29           98,235         657           78.39
Second/Vacation                              37          4,906,975          0.94          132,621         646           81.91
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%        $137,814         618           82.33%
----------------------------------------------------------------------------------------------------------------------------------


    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
      Property Type                       Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Single Family (detached)                  3,150       $423,983,127         81.56%        $134,598         616           82.40%
Detached PUD                                226         38,727,569          7.45          171,361         617           83.69
Condo under 5 stories                       144         21,096,061          4.06          146,500         632           81.86
Two-to-four family                          124         19,868,677          3.82          160,231         640           78.87
Attached PUD                                 58          9,311,541          1.79          160,544         619           84.88
Townhouse/Rowhouse                           36          3,950,918          0.76          109,748         606           81.03
Manufactured Home                            31          2,463,842          0.47           79,479         601           74.87
Condo High-Rise (9 or more stories)           2            371,849          0.07          185,924         590           73.12
Condo Mid-Rise (5-8 stories)                  1             59,953          0.01           59,953         602           69.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%        $137,814         618           82.33%
----------------------------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
     Credit Grade                         Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
A4                                        1,692       $246,302,941         47.38%        $145,569         649           84.52%
AX                                          879        124,421,196         23.93          141,549         612           82.23
AM                                          639         85,303,473         16.41          133,495         580           82.12
B                                           340         40,014,352          7.70          117,689         558           77.52
C                                           151         16,740,984          3.22          110,867         555           71.01
CM                                           71          7,050,592          1.36           99,304         543           64.03
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772       $519,833,537        100.00%        $137,814         618           82.33%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Prepayment Penalty Term                  Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
12 Months                                   171       $30,649,144           5.90%        $179,235          634          82.64%
24 Months                                 1,803       258,754,835          49.78          143,513          617          82.21
36 Months                                   734        95,949,090          18.46          130,721          621          83.45
None                                      1,058       133,424,068          25.67          126,110          613          81.63
Other                                         6         1,056,400           0.20          176,067          600          86.92
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537         100.00%        $137,814          618          82.33%
----------------------------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
  Range of                              Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
Note Margins (%)                          Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
0.500 - 0.999                                 1          $279,790           0.05%        $279,790          683          80.00%
1.000 - 1.499                                 1           120,000           0.02          120,000          613          80.00
2.500 - 2.999                                 1            69,940           0.01           69,940          678          42.00
3.500 - 3.999                                 2           299,400           0.06          149,700          628          77.22
4.000 - 4.499                                10         1,581,160           0.30          158,116          685          78.29
4.500 - 4.999                                64        10,958,616           2.11          171,228          646          78.58
5.000 - 5.499                               189        31,076,015           5.98          164,423          629          80.60
5.500 - 5.999                               496        81,083,499          15.60          163,475          632          84.59
6.000 - 6.499                               421        64,679,261          12.44          153,632          624          82.16
6.500 - 6.999                               712       104,117,386          20.03          146,232          632          81.54
7.000 - 7.499                               574        75,147,660          14.46          130,919          623          81.36
7.500 - 7.999                               532        65,377,934          12.58          122,891          606          83.24
8.000 - 8.499                               394        47,823,046           9.20          121,378          582          83.49
8.500 - 8.999                               201        21,596,265           4.15          107,444          575          82.92
9.000 - 9.499                                98         9,787,602           1.88           99,873          566          82.12
9.500 - 9.999                                48         3,952,142           0.76           82,336          552          75.42
10.000 - 10.499                              17         1,207,563           0.23           71,033          553          78.06
10.500 - 10.999                               7           507,053           0.10           72,436          535          75.62
11.000 - 11.499                               4           169,205           0.03           42,301          519          69.34
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537         100.00%        $137,814          618          82.33%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
 Range of Maximum                       Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Mortgage Rates (%)                       Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                              11        $1,910,626           0.37%       $173,693           704          79.50%
11.000 - 11.999                             124        19,748,213           3.80         159,260           664          80.67
12.000 - 12.999                             905       138,202,630          26.59         152,710           635          80.65
13.000 - 13.999                           1,386       198,114,991          38.11         142,940           619          83.04
14.000 - 14.999                             918       117,258,056          22.56         127,732           601          83.21
15.000 - 15.999                             297        32,249,312           6.20         108,584           582          83.01
16.000 - 16.999                             114        11,109,234           2.14          97,449           569          82.34
17.000 - 17.999                              17         1,240,475           0.24          72,969           565          83.85
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537         100.00%       $137,814           618          82.33%
----------------------------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
 Range of Minimum                       Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Mortgage Rates (%)                       Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                 1           $69,940           0.01%       $ 69,940           678          42.00%
3.000 - 3.999                                 1           176,800           0.03         176,800           664          85.00
4.000 - 4.999                                12         1,980,226           0.38         165,019           704          79.52
5.000 - 5.999                               175        30,106,565           5.79         172,038           653          81.35
6.000 - 6.999                             1,040       164,748,447          31.69         158,412           635          81.87
7.000 - 7.999                             1,477       203,550,292          39.16         137,813           618          82.42
8.000 - 8.999                               817        95,661,488          18.40         117,089           586          83.62
9.000 - 9.999                               208        20,683,915           3.98          99,442           570          81.39
10.000 - 10.999                              37         2,686,659           0.52          72,612           551          79.02
11.000 - 11.999                               4           169,205           0.03          42,301           519          69.34
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537         100.00%       $137,814           618          82.33%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
 Next Interest Rate                     Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
  Adjustment Date                         Loan          Balance      Group II-A Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
November-04                                   1          $110,059           0.02%       $110,059           623          80.00%
January-05                                    2           178,512           0.03          89,256           574          80.00
February-05                                   1            74,807           0.01          74,807           619          80.00
March-05                                      5           507,386           0.10         101,477           620          81.76
May-05                                        1           238,337           0.05         238,337           661          80.00
June-05                                       2           253,928           0.05         126,964           640          76.57
July-05                                      13         1,546,214           0.30         118,940           618          93.17
August-05                                    19         2,835,034           0.55         149,212           599          86.70
September-05                                127        18,307,369           3.52         144,153           622          84.53
October-05                                  691       103,712,657          19.95         150,091           625          82.32
November-05                               1,890       254,427,177          48.94         134,618           611          82.15
December-05                                 174        22,793,987           4.38         131,000           612          81.24
April-06                                      1           111,575           0.02         111,575           581          80.00
July-06                                       4           393,575           0.08          98,394           623          75.15
August-06                                     4           716,549           0.14         179,137           607          76.95
September-06                                 18         2,308,419           0.44         128,246           620          82.97
October-06                                  205        30,109,727           5.79         146,877           639          85.39
November-06                                 479        63,295,867          12.18         132,142           623          82.07
December-06                                 125        16,388,410           3.15         131,107           614          78.84
January-07                                   10         1,523,950           0.29         152,395           649          76.69
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,772      $519,833,537          100.00%     $137,814            618          82.33%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE COLLATERAL
----------------------------------------------------------------------------------------------------------------------------------


                                                     GROUP II-B MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
Summary                                                                              Total              Minimum            Maximum
----------------------------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                    $519,647,826.06
Number of Loans                                                                      3,496

Average Current Loan Balance                                                   $148,640.68           $25,000.00        $650,000.00
(1) Weighted Average Original Loan-to-Value Ratio                                   82.83%               18.00%             95.00%
(1) Weighted Average Mortgage Rate                                                   7.21%                4.49%             11.50%
(1) Weighted Average Net Mortgage Rate                                               6.69%                4.04%             10.92%
(1) Weighted Average Note Margin                                                     6.88%                0.50%             11.63%
(1) Weighted Average Maximum Mortgage Rate                                          13.61%                9.60%             17.99%
(1) Weighted Average Minimum Mortgage Rate                                           7.36%                4.49%             11.63%
(1) Weighted Average Term to Next Rate Adjustment Rate (months)                         26                    5                 62
(1) Weighted Average Remaining Term to Stated Maturity (months)                        360                  347                360
(1) (2) Weighted Average Credit Score                                                  618                  479                795
----------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.79% of the Group II-B Mortgage Loans have Credit Scores.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of Cut-Off Date
                                                       Range                                                 Principal Balance
----------------------------------------------------------------------------------------------------------------------------------
         Product Type                                  ARM                                                         100.00%

         Lien                                          First                                                       100.00%

         Property Type                                 Single-family detached                                       81.03%
                                                       Planned Unit Developments (detached)                          7.99%
                                                       Condo Low-Rise (less than 5 stories)                          3.80%
                                                       Two- to four- family units                                    2.87%
                                                       Planned Unit Developments (attached)                          2.75%
                                                       Townhouse                                                     0.68%
                                                       Manufactured Home                                             0.73%
                                                       Condo Mid-Rise (5 to 8 stories)                               0.06%
                                                       Condo High-Rise (9 stories or more)                           0.07%

         Occupancy Status                              Primary Residence                                            95.22%
                                                       Non Owner-occupied                                            4.10%
                                                       Second/Vacation                                               0.68%

         Documentation Type                            Full Documentation                                           82.17%
                                                       Reduced Documentation                                        17.83%


         Loans with Prepayment Penalties                                                                            75.29%

         Loans serviced by HomeComings                                                                              91.12%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

-------------------------------------------------------------------------------------------------------------------
                                           Number of                                     Average   Weighted Average
  Range of                                 Mortgage      Principal     Percentage of    Principal   Loan-to-Value
Credit Scores                                Loan         Balance     Group II-B Loan    Balance        Ratio
-------------------------------------------------------------------------------------------------------------------
 499 or less                                    5         $483,000          0.09%         $96,600        62.52%
 500 - 519                                     27        3,041,986          0.59          112,666        75.88
 520 - 539                                    128       15,220,702          2.93          118,912        75.26
 540 - 559                                    280       37,412,915          7.20          133,618        79.83
 560 - 579                                    416       56,783,134         10.93          136,498        82.03
 580 - 599                                    485       65,326,986         12.57          134,695        83.09
 600 - 619                                    646       97,334,057         18.73          150,672        84.13
 620 - 639                                    552       88,097,085         16.95          159,596        83.63
 640 - 659                                    392       61,290,524         11.79          156,353        83.54
 660 - 679                                    277       46,702,615          8.99          168,601        83.52
 680 - 699                                    116       19,602,501          3.77          168,987        84.45
 700 - 719                                     71       11,823,761          2.28          166,532        84.73
 720 - 739                                     46        8,634,022          1.66          187,696        80.03
 740 - 759                                     21        3,781,768          0.73          180,084        81.80
 760 or greater                                21        3,010,292          0.58          143,347        80.91
-------------------------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                3,483      518,545,347         99.79          148,879        82.84
 Not Available*                                13        1,102,479          0.21           84,806        74.62
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,496     $519,647,826        100.00%        $148,641        82.83%
-------------------------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------------
  Range of Original                      Number of                                       Average        Weighted   Weighted Average
    Mortgage Loan                        Mortgage      Principal       Percentage of    Principal       Average     Loan-to-Value
Principal Balances ($)                     Loan         Balance       Group II-A Loan    Balance      Credit Score      Ratio
-----------------------------------------------------------------------------------------------------------------------------------
      1 - 100,000                           1,168     $ 88,168,416         16.97%         $75,487          607           81.12%
100,001 - 200,000                           1,607      227,648,451         43.81          141,661          614           83.00
200,001 - 300,000                             475      113,389,434         21.82          238,715          623           83.50
300,001 - 400,000                             204       70,793,307         13.62          347,026          628           84.08
400,001 - 500,000                              37       16,791,170          3.23          453,815          647           81.67
500,001 - 600,000                               3        1,587,671          0.31          529,224          638           69.83
600,001 - 700,000                               2        1,269,377          0.24          634,688          649           72.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,496     $519,647,826        100.00%      $148,641            618           82.83%
-----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


NET MORTGAGE RATES OF THE GROUP II-B LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                          Number of                                        Average       Weighted  Weighted Average
  Range of Net                            Mortgage       Principal      Percentage of     Principal      Average    Loan-to-Value
Mortgage Rates(%)                           Loan          Balance      Group II-B Loan     Balance     Credit Score     Ratio
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                   7         $1,155,745          0.22%        $165,106         695          80.91%
4.500 - 4.999                                  47         11,578,888          2.23          246,359         675          77.46
5.000 - 5.499                                 143         29,480,563          5.67          206,158         650          78.51
5.500 - 5.999                                 375         69,789,128         13.43          186,104         637          79.91
6.000 - 6.499                                 697        116,228,822         22.37          166,756         630          83.13
6.500 - 6.999                                 721        108,878,190         20.95          151,010         617          84.52
7.000 - 7.499                                 683         90,011,039         17.32          131,788         604          84.74
7.500 - 7.999                                 418         50,918,303          9.80          121,814         593          83.45
8.000 - 8.499                                 242         26,142,849          5.03          108,028         576          83.19
8.500 - 8.999                                  96          9,598,573          1.85           99,985         571          82.73
9.000 - 9.499                                  49          4,462,251          0.86           91,066         562          77.88
9.500 - 9.999                                  10            904,556          0.17           90,456         560          69.45
10.000 - 10.499                                 7            466,529          0.09           66,647         565          77.71
10.500 - 10.999                                 1             32,390          0.01           32,390         538          60.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,496       $519,647,826        100.00%        $148,641         618          82.83%
-----------------------------------------------------------------------------------------------------------------------------------


MORTGAGE RATES OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                          Number of                                        Average      Weighted   Weighted Average
    Range of                              Mortgage       Principal      Percentage of     Principal     Average     Loan-to-Value
Mortgage Rates(%)                           Loan          Balance      Group II-B Loan     Balance    Credit Score      Ratio
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                   1           $62,000           0.01%        $ 62,000         767          80.00%
4.500 - 4.999                                   6         1,099,792           0.21          183,299         708          79.66
5.000 - 5.499                                  44        11,124,628           2.14          252,832         677          79.47
5.500 - 5.999                                 155        32,917,456           6.33          212,371         653          78.08
6.000 - 6.499                                 312        57,941,848          11.15          185,711         639          80.33
6.500 - 6.999                                 761       128,396,436          24.71          168,721         631          82.84
7.000 - 7.499                                 644        96,700,776          18.61          150,156         618          84.51
7.500 - 7.999                                 727        96,220,307          18.52          132,353         605          84.64
8.000 - 8.499                                 374        45,800,159           8.81          122,460         589          83.78
8.500 - 8.999                                 286        31,270,596           6.02          109,338         576          82.81
9.000 - 9.499                                  99         9,830,006           1.89           99,293         570          82.01
9.500 - 9.999                                  60         6,158,424           1.19          102,640         562          81.55
10.000 - 10.499                                18         1,473,540           0.28           81,863         553          68.15
10.500 - 10.999                                 8           619,468           0.12           77,434         563          79.51
11.500 - 11.999                                 1            32,390           0.01           32,390         538          60.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      3,496      $519,647,826         100.00%        $148,641         618          82.83%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted
  Range of Original                     Mortgage        Principal     Percentage of     Principal       Average
Loan-to-Value Ratios (%)                  Loan           Balance     Group II-B Loan     Balance     Credit Score
---------------------------------------------------------------------------------------------------------------------
  0.01 - 50.00                               58         $5,984,027          1.15%        $103,173         588
50.01 - 55.00                                23          2,743,792          0.53          119,295         610
55.01 - 60.00                                55          7,097,822          1.37          129,051         619
60.01 - 65.00                                80         11,614,613          2.24          145,183         603
65.01 - 70.00                               177         24,290,591          4.67          137,235         597
70.01 - 75.00                               243         32,754,059          6.30          134,790         604
75.01 - 80.00                               959        150,046,406         28.87          156,461         628
80.01 - 85.00                               633         89,801,938         17.28          141,867         611
85.01 - 90.00                               883        136,325,140         26.23          154,389         611
90.01 - 95.00                               385         58,989,439         11.35          153,219         641
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496       $519,647,826        100.00%        $148,641         618
---------------------------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
State or Territory                        Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
California                                 497       $115,243,799         22.18%         $231,879         629           81.30%
Florida                                    318         40,751,900          7.84           128,151         616           82.84
Georgia                                    150         19,871,234          3.82           132,475         611           83.86
Illinois                                   192         28,750,254          5.53           149,741         619           83.00
Michigan                                   249         29,264,913          5.63           117,530         612           82.94
Minnesota                                  177         27,979,177          5.38           158,074         622           81.42
Texas                                      152         19,919,756          3.83           131,051         608           83.84
Wisconsin                                  170         19,171,059          3.69           112,771         616           83.68
Other                                    1,591        218,695,735         42.09           137,458         614           83.51
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   3,496       $519,647,826        100.00%         $148,641         618           82.83%
----------------------------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
    Loan Purpose                          Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                          2,166      $321,871,803         61.94%        $148,602          611          82.18%
Purchase                                  1,093       161,589,539         31.10          147,840          631          84.12
Rate/Term Refinance                         237        36,186,483          6.96          152,686          617          82.74
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%        $148,641          618          82.83%
----------------------------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
  Documentation Type                      Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Full Documentation                        2,915      $426,985,117         82.17%        $146,479          613          84.26%
Reduced Documentation                       581        92,662,709         17.83          159,488          639          76.21
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%        $148,641          618          82.83%
----------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Occupancy Type                           Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Primary Residence                         3,271      $494,806,797         95.22%         $151,271          616         83.04%
Non Owner-occupied                          198        21,291,593          4.10           107,533          652         78.95
Second/Vacation                              27         3,549,436          0.68           131,461          648         76.68
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%         $148,641          618         82.83%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
      Property Type                       Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
Single-family detached                    2,868      $421,091,664         81.03%         $146,824         616          83.04%
Planned Unit Developments (detached)        222        41,535,240          7.99           187,096         616          82.93
Condo Low-Rise (less than 5 stories)        136        19,766,098          3.80           145,339         636          82.22
Two- to four- family units                  103        14,928,381          2.87           144,936         637          80.25
Planned Unit Developments (attached)         86        14,315,167          2.75           166,455         620          81.56
Townhouse                                    29         3,546,964          0.68           122,309         601          81.11
Manufactured Home                            47         3,805,842          0.73            80,975         615          77.97
Condo Mid-Rise (5 to 8 stories)               2           299,950          0.06           149,975         634          85.48
Condo High-Rise (9 stories or more)           3           358,521          0.07           119,507         643          75.15
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%         $148,641         618          82.83%
----------------------------------------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
     Credit Grade                         Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
A4                                        1,565      $245,750,093         47.29%         $157,029         647          84.13%
AX                                          861       134,572,946         25.90           156,298         614          83.30
AM                                          564        78,270,566         15.06           138,778         580          83.40
B                                           314        39,932,451          7.68           127,173         559          78.99
C                                           124        14,651,061          2.82           118,154         548          72.66
CM                                           68         6,470,709          1.25            95,157         548          62.98
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%         $148,641         618          82.83%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
                                        Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Prepayment Penalty Term                  Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
12 Months                                   150       $31,732,371          6.11%        $211,549          629          82.69%
24 Months                                 1,729       263,660,341         50.74          152,493          619          83.00
36 Months                                   668        91,859,052         17.68          137,514          618          82.79
48 Months                                     4           625,849          0.12          156,462          612          87.09
60 Months                                     8           909,000          0.17          113,625          574          80.29
None                                        925       128,405,596         24.71          138,817          613          82.51
Other                                        12         2,455,617          0.47          204,635          617          84.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%        $148,641          618          82.83%
----------------------------------------------------------------------------------------------------------------------------------


NOTE MARGINS OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
  Range of                              Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
Note Margins (%)                          Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
0.500 - 0.999                                 1           $61,750          0.01%         $61,750          652          95.00%
4.000 - 4.499                                 8         2,164,388          0.42          270,549          670          86.78
4.500 - 4.999                                44        10,216,553          1.97          232,194          644          78.49
5.000 - 5.499                               158        28,624,687          5.51          181,169          633          81.89
5.500 - 5.999                               464        82,663,454         15.91          178,154          625          83.96
6.000 - 6.499                               359        60,445,921         11.63          168,373          626          83.22
6.500 - 6.999                               658       107,330,090         20.65          163,116          633          81.38
7.000 - 7.499                               540        74,043,577         14.25          137,118          621          82.19
7.500 - 7.999                               526        69,733,590         13.42          132,573          609          84.04
8.000 - 8.499                               387        47,402,986          9.12          122,488          590          85.50
8.500 - 8.999                               199        22,113,264          4.26          111,122          575          82.85
9.000 - 9.499                                96        10,134,100          1.95          105,564          560          78.94
9.500 - 9.999                                42         3,560,264          0.69           84,768          559          78.54
10.000 - 10.499                              10           942,633          0.18           94,263          549          77.55
10.500 - 10.999                               2           148,179          0.03           74,090          576          60.00
11.000 - 11.499                               1            32,390          0.01           32,390          538          60.00
11.500 - 11.999                               1            30,000          0.01           30,000          516          42.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496       $519,647,826       100.00%        $148,641          618          82.83%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
 Range of Maximum                       Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Mortgage Rates (%)                       Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
 9.000 -  9.999                               1           $74,479          0.01%         $ 74,479         624          90.00%
10.000 - 10.999                               5           709,415          0.14           141,883         735          79.48
11.000 - 11.999                             106        22,022,442          4.24           207,759         657          78.96
12.000 - 12.999                             768       132,723,206         25.54           172,817         640          80.80
13.000 - 13.999                           1,285       197,212,840         37.95           153,473         620          84.24
14.000 - 14.999                             926       120,840,310         23.25           130,497         598          83.46
15.000 - 15.999                             299        35,190,294          6.77           117,693         583          82.99
16.000 - 16.999                              92         9,770,904          1.88           106,205         566          82.72
17.000 - 17.999                              14         1,103,937          0.21            78,853         566          78.76
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%         $148,641         618          82.83%
----------------------------------------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
 Range of Minimum                       Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
 Mortgage Rates (%)                       Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                 6      $    858,605          0.17%         $143,101         726          79.57%
5.000 - 5.999                               152        31,242,988          6.01           205,546         649          80.52
6.000 - 6.999                               892       161,806,064         31.14           181,397         638          81.82
7.000 - 7.999                             1,426       206,689,657         39.77           144,944         616          83.47
8.000 - 8.999                               790        96,552,425         18.58           122,218         589          84.64
9.000 - 9.999                               201        20,269,916          3.90           100,845         566          80.55
10.000 - 10.999                              27         2,165,781          0.42            80,214         556          72.43
11.000 - 11.999                               2            62,390          0.01            31,195         527          51.34
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,496      $519,647,826        100.00%         $148,641         618          82.83%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.


----------------------------------------------------------------------------------------------------------------------------------
         RESIDENTIAL ASSET SECURITIES CORPORATION                                                     [GMAC RFC GRAPHIC OMITTED]
         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
         SERIES 2003-KS11 $1,450,000,000  (APPROXIMATE)
----------------------------------------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------
                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                        COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
                           -----------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                        Number of                                        Average       Weighted   Weighted Average
 Next Interest Rate                     Mortgage       Principal      Percentage of     Principal      Average     Loan-to-Value
  Adjustment Date                         Loan          Balance      Group II-B Loan     Balance     Credit Score      Ratio
----------------------------------------------------------------------------------------------------------------------------------
April-04                                      1          $139,089          0.03%         $139,089         676          80.00%
May-04                                        1           135,522          0.03           135,522         530          85.00
October-04                                    1           147,432          0.03           147,432         627          85.00
November-04                                   1            83,831          0.02            83,831         717          85.00
January-05                                    2           178,753          0.03            89,377         646          82.00
February-05                                   3           244,180          0.05            81,393         626          82.31
March-05                                      2           217,496          0.04           108,748         640          91.65
April-05                                      1            89,541          0.02            89,541         561          79.00
May-05                                        3           623,988          0.12           207,996         647          75.72
June-05                                       2           465,191          0.09           232,595         596          90.00
July-05                                      10         1,573,741          0.30           157,374         610          89.69
August-05                                    24         2,697,730          0.52           112,405         605          87.16
September-05                                128        20,165,166          3.88           157,540         628          84.52
October-05                                  637       107,016,981         20.59           168,002         626          82.73
November-05                               1,721       246,356,111         47.41           143,147         611          83.14
December-05                                 170        22,632,788          4.36           133,134         611          80.97
July-06                                       1            74,479          0.01            74,479         624          90.00
August-06                                     6           725,680          0.14           120,947         611          89.97
September-06                                 30         5,338,171          1.03           177,939         633          82.65
October-06                                  174        29,310,930          5.64           168,454         637          83.31
November-06                                 462        65,497,787         12.60           141,770         619          82.48
December-06                                 107        14,922,790          2.87           139,465         613          77.76
January-07                                    7           743,450          0.14           106,207         611          79.22
December-07                                   1           115,000          0.02           115,000         593          89.00
January-09                                    1           152,000          0.03           152,000         669          76.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,496     $519,647,826        100.00%         $148,641         618          82.83%
----------------------------------------------------------------------------------------------------------------------------------



    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
        DISCLAIMER, PLEASE CONTACT YOUR CITIGROUP SALES REPRESENTATIVE.